SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                      0-26483                94-3236309
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

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         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             SECTION 8--OTHER EVENTS

Item 8.01. Other Events.

      On October 15, 2004, VaxGen, Inc. issued a press release entitled, "Anthrax Vaccine Award Rescheduled to Nov. 5; VaxGen Believes It Is the Only Firm Negotiating for Award; Company Provides Update on Financial Statements".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

Exhibit No.       Description
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99.1              Press release dated October 15, 2004, entitled, "Anthrax
                  Vaccine Award Rescheduled to Nov. 5; VaxGen Believes It Is the
                  Only Firm Negotiating for Award; Company Provides Update on
                  Financial Statements".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VaxGen, Inc.
                                                (Registrant)


Dated: October 18, 2004                 By: /s/ James M. Cunha
                                            ---------------------------
                                            James M. Cunha
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press release dated October 15, 2004, entitled, "Anthrax Vaccine Award Rescheduled to Nov. 5; VaxGen Believes It Is the Only Firm Negotiating for Award; Company Provides Update on Financial Statements".